SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2008

COZUMEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

          0-27835

           33-0619262

(Commission File Number)

(IRS Employer Identification No.)

24351 Pasto Road, Suite B, Dana Point, California

 92629

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code:  (949) 489-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 4.01.

Changes in Registrant’s Certifying Accountant

On September 8, 2008, Cozumel Corporation (the “Company”) dismissed De Joya Griffith & Company LLC the principal accountant previously engaged to audit the Company’s financial statements.  The Company’s board of directors approved the dismissal of  De Joya Griffith & Company LLC. The audit reports of De Joya Griffith & Company LLC on  the Company’s financial statements for the fiscal year ending June 30, 2005 and  did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except such report was modified to include an explanatory paragraph for a going concern uncertainty. In connection with the audit of the fiscal year ending June 30, 2005 including the subsequent interim periods since engagement through September 8, 2008, the date of termination, the Company had no disagreements with De Joya Griffith & Company LLC with respect to accounting or auditing issues of the type discussed in Item 304(a)(iv) of Regulation S-K, except as set forth in the following paragraph.  Had there been any disagreements that were not resolved to their satisfaction, such disagreements would have caused De Joya Griffith & Company LLC to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-K), except as set forth in the following paragraphs.

As set forth in Item 8A of the Annual Report on Form 10-KSB for the fiscal year ended  June 30, 2005,  respectively,  the  Company  and  De Joya Griffith & Company LLC identified significant  deficiencies and material  weaknesses that existed in the design or operation of the Company's  internal controls over financial  reporting. Item 8A of the 10-KSB stated in relevant part:

“As of the end of the period covered by this report, we carried out an evaluation, under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of our disclosure and procedures (as defined in Exchange Act Rule 13a-15(e) and 15d-15(e)).  Based upon that evaluation, our Chief Executive Officer and Chief Financial Officer concluded that as of the end of the period covered by this Annual Report on Form 10-KSB our disclosure controls and procedures were not effective to enable us to accurately record, process, summarize and report certain information required to be included in the Company’s periodic SEC filings within the required time periods, and to accumulate and communicate to our management, including the Chief Executive Officer and Chief Financial Officer, to allow timely decisions regarding required disclosure. Specifically, the Company did not request nor maintain copies of invoices from all vendors, and management double booked some expenses advanced by a related party.”

In more detail, these events were as follows. In the three months ended June 30, 2005, the Company paid two vendors without receiving or maintaining copies of invoices. The Company paid, in five checks totaling $15,122, a sole proprietor who fabricated an exhaust system, propeller shaft struts, stern thruster brackets and other aluminum and stainless steel components.  This vendor did not provide  any invoices, but was paid  as the various projects were completed and approved. A propeller shop, also a sole proprietor,  was paid $14,963 in 4 payments for two propellers, shaft bearings, and related hardware.  The Company did not receive invoices from this vendor. The Company generally requests, obtains and retains  invoices from vendors for all parts purchased, irrespective of the amount, but these two vendors apparently do not provide invoices in their normal course of business.  In addition, the Company does not generally obtain invoices from persons who provide labor services to the Company. In the future,  the Company purchases parts from vendors who do not provide invoices, the Company will prepare a memorandum of the transaction and obtain the signature of the vendor for all parts sales other than de minimus transactions (less than $50). In the case of services, the Company will obtain invoices or a similar memorandum from service providers for transactions in excess of $1,000.

In the three months ended June 30, 2005, there was $14,310 in expenses paid by a related party and accounted for as accounts payable – related party, that were entered two times in the general ledger. As a result, accounts payable – related party and inventory as of June 30,2005 were overstated by this amount.  This error occurred because the related party submitted a written expense report for the expenses and also provided a copy of his credit card statements to document the expenses. A temporary accounting worker made the erroneous double entry. The Company discovered the double entry while the audit process was underway, as it was preparing the supporting schedules for the audit.  In the future the Company will prepare the supporting schedules concurrently with preparing its financial statements, and will no longer use temporary employees.

No restatement of the Annual Report on Form 10-KSB is required, because the errors were corrected prior to issuance of the financial statements.

The Company has authorized De Joya Griffith & Company LLC to respond fully to any inquiries  by  The Blackwing Group LLC LLC  regarding  the  significant deficiencies and material weaknesses in internal control set forth in the Annual Report on Form 10-KSB.

During the fiscal year ending June 30, 2005, including the subsequent interim periods since engagement through September 18, 2008, the date of De Joya Griffith & Company LLC s termination, the Company (or anyone on its behalf) did not consult with any other accounting firm regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-K. The Company did not consult any other firm in respect to these matters during the time periods detailed herein.

The Company provided De Joya Griffith & Company LLC with a copy of this Form 8-K. The Company requested that De Joya Griffith & Company LLC  furnish the Company with a letter to the Securities and Exchange Commission stating whether De Joya Griffith & Company LLC agreed with the above statements. A copy of that letter dated September 26, 2008 is filed as an Exhibit to this Form 8-K.

On September 8, 2008 the Registrant engaged The Blackwing Group, LLC as its new independent auditor.  Prior to the engagement of The Blackwing Group, LLC,  the Registrant did not consult with The Blackwing Group, LLC  on the application of accounting principles to any specific transaction nor the type of audit opinion that might be rendered on the Registrant's financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 26, 2008

COZUMEL CORPORATION

By: /s/ Jehu Hand

     Jehu Hand

   President and Chief Financial Officer